EXHIBIT 10.1

        AGREEMENT BETWEEN INTERCONTINENTAL FINANCE CORPORATION
                                 AND
                     FS CAPITAL MARKETS GROUP INC.

      AGREEMENT between InterContinental Finance Corporation
("InterContinental Finance") and FS Capital Markets Group Inc.
("FSCMG").

      WHEREAS InterContinental Finance is a development stage company that has no specific business plan and intends to merge, acquire or otherwise combine with an unidentified company (the
"Business Combination");

      WHEREAS FSCMG assisted in the incorporation of InterContinental Finance;

      WHEREAS FSCMG is a shareholder of InterContinental Finance and desires that InterContinental Finance locate a suitable target company for a Business Combination;

      WHEREAS InterContinental Finance desires that FSCMG assist it in locating a suitable target company for a Business Combination;

      NOW THEREFORE, it is agreed:

      1.00  ACTIONS BY FSCMG. FSCMG agrees to assist in:

      1.01 The preparation and filing with the Securities and Exchange Commission of a registration statement on Form 10-SB for the common stock of InterContinental Finance;

      1.02 The location and review of potential target companies for a Business Combination and the introduction of potential candidates to InterContinental Finance;

      1.03 The preparation and filing with the Securities and Exchange Commission of all required filings under the Securities
Exchange Act of 1934 until InterContinental Finance enters into a Business Combination;

      2.00 PAYMENT OF INTERCONTINENTAL FINANCE EXPENSES. FSCMG agrees to pay on behalf of InterContinental Finance all corporate, organizational and other costs incurred or accrued by InterContinental Finance until effectiveness of a Business
Combination. FSCMG understands and agrees that it will not be reimbursed for any payments made by it on behalf of InterContinental Finance.

      3.00 INDEPENDENT CONSULTANT. FSCMG is not now, and shall not be, authorized to enter into any agreements, contracts or understandings on behalf of InterContinental Finance and FSCMG is not, and shall not be deemed to be, an agent of InterContinental
Finance.

      4.00 USE OF OTHER CONSULTANTS. InterContinental Finance understands and agrees that FSCMG intends to work with consultants, brokers, bankers, or others to assist it in locating business entities suitable for a Business Combination and that FSCMG may share with such consultants or others, in its sole discretion, all or any portion of its stock in InterContinental Finance and may make payments to such consultants from its own resources for their services. InterContinental Finance shall have no responsibility for all or any portion of such payments.

      5.00 FSCMG EXPENSES. FSCMG will bear its own expenses incurred in regard to its actions under this agreement.

      6.00 ARBITRATION. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the State of Pennysylvania.

      7.00 COVENANT OF FURTHER ASSURANCES. The parties agree to take any further actions and to execute any further documents which may from time to time be necessary or appropriate to carry out the purposes of this agreement.

      8.00 PRIOR AGREEMENTS. This agreement constitutes the entire agreement between the parties and memorializes the prior oral agreement between the parties and all understandings between the parties pursuant to such oral agreements are recorded herein. The effective date herein is as of the earliest date of the oral agreement between the parties.

      9.00 EFFECTIVE DATE. The effective date of this agreement is as of December 29, 1999.

      IN WITNESS WHEREOF, the parties have approved and executed this agreement.


                              InterContinental Finance Corporation


                              /s/ Michael C.W. Tay
                              --------------------
                              Michael C.W. Tay
                              President



                              FS Capital Markets Group Inc.


                              /s/ Michael C.W. Tay
                              --------------------
                              Michael C.W. Tay
                              President